EXHIBIT 23.1



                                CONSENT OF INDEPENDENT AUDITORS


We  consent  to the use in the  Registration  Statement  on Form SB-2  [file no.
333-    ] of our report dated  August 2,  2000,  on our audits of the  financial statements of MAJOR LEAGUE COMMUNICATIONS CORPORATION, a Nevada corporation.



                                  /s/ London and Company

                         London and Company, Certified Public Accountants


August   , 2000
Los Angeles, California